UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2007
THORATEC CORPORATION
(Exact name of registrant as specified in its charter)

California	000-49798	94-2340464

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6035 Stoneridge Drive
Pleasanton, California 94588
(Address of principal executive offices including zip code)
(925) 847-8600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
On February 13, 2007, the Compensation and Option Committee of Thoratec Corporation (the “Company”), approved the Thoratec Corporation Corporate Executive Incentive Plan FY2007 (the “2007 Corporate Plan”), the Thoratec Corporation Cardiovascular Business Executive Incentive Plan FY2007 (the “2007 Cardiovascular Plan”), and the International Technidyne Corporation Executive Incentive Plan FY2007 (the “2007 ITC Plan,” and collectively the “Plans”), pursuant to which certain members of management, including the current executive officers, may receive bonuses for 2007. Gerhard F. Burbach, the Company’s President and Chief Executive Officer, David V. Smith, the Company’s Executive Vice President and Chief Financial Officer, and David A. Lehman, the Company’s Vice President and General Counsel, are participants in the 2007 Corporate Plan. Lawrence Cohen, the President of International Technidyne Corporation, the Company’s wholly-owned subsidiary, is a participant in the 2007 ITC Plan, and Jeffrey W. Nelson, President – Cardiovascular Division, is a participant in the 2007 Cardiovascular Plan. The bonuses under each Plan are based on a specified target bonus percentage of a participant’s 2007 base salary and are payable based on the achievement of two Company-oriented financial goals and the achievement of personal performance objectives individually specified for each participant. The Company-oriented financial goals vary depending on the specific Plan and are based on Thoratec’s 2007 revenue and pre-bonus cash earnings for the 2007 Corporate Plan, the cardiovascular division 2007 revenue and pre-bonus operating income for the 2007 Cardiovascular Plan, and ITC 2007 revenue and pre-bonus operating income for the 2007 ITC Plan. The management business objectives are personalized for each participant. In addition to the target bonus, a participant may earn an additional bonus amount if the Company, the Cardiovascular division or ITC exceeds their target cash earnings/operating income goal, as applicable. Assuming each of the Company-oriented financial goals is achieved in 2007, the target earnings/income goals are not exceeded, and each of the executive officers achieves all of their personal performance objectives, the maximum dollar amounts of target bonuses that would be paid to the executive officers are set forth in the table below.

Name	Title	2007 Target Bonus

Gerhard F. Burbach	President, Chief Executive Officer and Director	$320,000

Lawrence Cohen	President of International Technidyne Corporation	$210,000

Jeffrey W. Nelson	President — Cardiovascular Division	$213,500

David V. Smith	Executive Vice President and Chief Financial Officer	$255,000

David A. Lehman	Vice President and General Counsel	$147,000

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of February 20, 2007	THORATEC CORPORATION
	By:	/s/ Gerhard F. Burbach
Gerhard F. Burbach
President and Chief Executive Officer

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